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                                                                  EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement No. 333-05503, filed on June 7, 1996, of Safeskin Corporation on Form S-8 of our report dated February 17, 1997, appearing in this Annual Report on Form 10-K of Safeskin Corporation for the year ended December 31, 1996.


COOPERS & LYBRAND


San Diego, California
February 17, 1997